UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 4, 2005
LANCER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Texas (State or Other Jurisdiction of Incorporation)	0-13875 (Commission File Number)	74-1591073 (I.R.S. Employer Identification No.)

6655 Lancer Blvd., San Antonio, Texas	78219
(Address of Principal Executive Offices)	(Zip Code)
(210) 310-7000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.
On November 4, 2005, Lancer Corporation issued a press release announcing its results of operations for the fiscal quarter ended September 30, 2005. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02.
In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01. Regulation FD Disclosure.
The information set forth under Item 2.02 of this report is incorporated herein by reference solely for the purposes of this Item 7.01.
In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
The information set forth under Item
          (d) Exhibits

99.1	Press Release, dated November 4, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Lancer Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 4, 2005	LANCER CORPORATION
	By:	/s/ Christopher D. Hughes
Christopher D. Hughes, Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1*	Press Release, dated November 4, 2005

*	Furnished and not filed.